SC Goldman Sachs Short Duration Fund Account
 (the "Fund")
CUSIP: 24702RAK7


Quarterly Report from Adviser for the Quarter
Ending 9/30/2010

PROCEDURES PURSUANT TO RULE 10f-3*

Comparable Securities

(1)
Name of Underwriters

Barclays Capital
Goldman Sachs & Co
Morgan Stanley
BNP Paribas
Deutsche Bank Securities Inc
JP Morgan Securities
UBS Securities LLC
Wells Fargo & Co
JP Morgan Securities
Morgan Stanley & Co Inc
UBS Securities LLC
Bank of America Securities LLC
BNP Paribas Securities Corp
Citigroup Global Markets Inc
Credit Suisse Securities USA LLC
HSBC Securities
Mizuho Securities USA Inc
Wells Fargo Securities LLC

Barclays Capital
Citigroup Global Markets Inc
JP Morgan Securities
Banc of America Securities LLC
BNP Paribas Securities Corp
Goldman Sachs & Co
HSBC Securities
UBS Securities LLC
Wells Fargo Securities LLC

Credit Suisse Securities USA LLC
SunTrust Robinson Humphrey
Wells Fargo Securities LLC
BB&T Capital Markets
Citigroup Global Markets Inc
Comerica Securities
Fifth Third Securities Inc
JP Morgan Securities
KeyBanc Capital Markets
Mitsubishi UFJ Securities USA Inc
PNC Capital Markets
RBS Securities Inc
TD Securities
US Bancorp Investments Inc
US Bank NA

(2)
Name of Issuer


DELL INC
SYMANTEC CORP

HEWLETT-PACKARD CO

FISERV INC

(3)
Title of Security


DELL1.4 09/10/13
SYMC 2 3/4 09/15

HPQ1 1/4 09/13/13

FISV 3 1/8 10/15

(4)
Date of Prospectus or First Offering
9/7/2010

9/13/2010



9/8/2010



9/14/2010


(5)
Amount of Total Offering ($)
      500,000,000

350,000,000



1,100,000,000



300,000,000

(6)
Unit Price


99.886

99.935



99.921



99.773


(7)
Underwriting Spread or Commission
0.250%

0.350%



0.200%



0.600%


(8)
Rating



A2/A-/A

Baa2/BBB



 A2/ A/ A+e



Baa2/BBB-

(9)
Maturity Date


9/10/2013

9/15/2015



9/13/2013



10/1/2015

(10)
Current Yield


1.402%

2.752%



1.251%



3.132%


(11)
Yield to Maturity


1.439%

2.764%



1.277%



3.174%

(12)
Subordination Features

Sr. Unsecured

Sr. Unsecured



Sr. Unsecured



Company Guarantee

*Rule 10f-3 procedures allow the Fund under certain conditions to purchase securities during the existence of an underwriting or selling syndicate, a principal underwriter of which is Goldman, Sachs & Co. or any of its affiliates or a principal underwriter of which is an officer, director, member of an advisory board, investment adviser or employee of Goldman Sachs Trust.

PROCEDURES PURSUANT TO RULE 10f-3 - Continued

(13)
Nature of Political Entity, if any,

N/A

including, in the case of revenue bonds, underlying entity supplying the revenue

(14)
Total Par Value of Bonds Purchased

3,050,000

(15)
Dollar Amount of Purchases ($)

3,046,523

(16)
Number of Shares Purchased


3,050,000

(17)
Years of Continuous Operation

The company has been in continuous

(excluding municipal securities; see (25)
(d) below)
operation for greater than three years.

(18)
% of Offering Purchased by Fund

0.610%


(19)
% of Offering Purchased by


14.390%


all other GSAM-managed Portfolios and Accounts

(20)
Sum of (18) and (19)**


15.00%

(21)
% of Fund's Total Assets applied

0.29%

to Purchase

(22)
Name(s) of Underwriter(s) or


Barclays

Dealer(s) from whom Purchased

(23)
Is the Adviser, any Subadviser or any
person of which the Adviser or Subadviser is an "affiliated person", a Manager or Co-Manager of the Offering?

Yes_X__
No____

(24)
Were Purchases Designated as Group
Sales or otherwise allocated to
the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an "affiliated person"?


Yes____
No__X_

**May not exceed, when added to purchases of other investment companies advised by Goldman Sachs Asset Management, L.P. ("GSAM") or Goldman Sachs Asset Management International
("GSAMI"), and any other purchases by other accounts with respect to which GSAM or GSAMI has investment discretion if it exercised such investment discretion with respect to the purchase, 25% of the principal amount of the class of securities being offered, except that in the case of an Eligible
Rule 144A Offering this percentage may not exceed 25% of the total of (A) the principal amount of the class of securities being offered that is sold by underwriters or members of the selling syndicate to Qualified
Institutional Buyers ("QIBs") plus (B) the principal amount of the class of securities being offered in any concurrent offering.

PROCEDURES PURSUANT TO RULE 10f-3 - Continued

(25)
Have the following conditions been satisfied:
(a) The securities were part of an issue registered under the Securities Act of 1933, as amended, which is being offered to the public, or were U.S. government securities, as defined in Section 2(a)(16) of the Securities Exchange
Act of 1934,or were municipal securities as defined in Section 3(a)(29) of the Securities Exchange Act of
1934 or were securities sold in an Eligible Foreign
Offering or were securities sold in an Eligible
Yes_X__
No____

Rule 144A Offering?
(b) The securities were purchased prior to the end of the first day on which any sales to the public were made, at a price that was not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase required by law to be granted to existing security holders of the issue) or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated.

Yes_X__
No____

(c) The underwriting was a firm commitment underwriting?


Yes_X__
No____

With respect to any issue of securities other than Eligible Municipal Securities, was the issuer of such secutrities to be purchased in continuous operation for not less than three years, including the operation of any predecessors; or with respect to any issue of Eligible Municipal Securities to be purchased, were the securities sufficiently liquid that they could be sold at or near their carrying value within a reasonably short period of time and either: (i) were subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues from which the issue is to be paid, had been in continuous operation for less than three years (including the operation of any predecessors) the securities were subject to a minimal or low amount of credit risk?

Yes_NA__
No____


Portfolio Manager


SC Goldman Sachs Short Duration Fund Account
 (the "Fund")
CUSIP: 58405UAF9-

Quarterly Report from Adviser for the Quarter Ending 9/30/2010

PROCEDURES PURSUANT TO RULE 10f-3*


Comparable Securities


(1)
Name of Underwriters

Deutsche Bank Securities Inc
Goldman Sachs & Co
Mitsubishi UFJ Securities USA Inc
Bank of America Securities LLC
Barclays Capital
Citigroup Global Markets Inc
Daiwa Capital Markets America Inc
JP Morgan Securities
KeyBanc Capital Markets
Mizuho Securities USA Inc
PNC Capital Markets
RBS Securities Corp
Scotia Capital Inc
UBS Securities
Wells Fargo Securities LLC
Credit Suisse Securities USA LLC
SunTrust Robinson Humphrey
Wells Fargo Securities LLC
BB&T Capital Markets
Citigroup Global Markets Inc
Comerica Securities
Fifth Third Securities Inc
JP Morgan Securities
KeyBanc Capital Markets
Mitsubishi UFJ Securities USA Inc
PNC Capital Markets
RBS Securities Inc
TD Securities
US Bancorp Investments Inc
US Bank NA

Bank of America Securities LLC
Citigroup Global Markets Inc
Credit Suisse Securities USA LLC
Deutsche Bank Securities Inc
JP Morgan Securities
RBS Securities Inc

Barclays Capital
Goldman Sachs & Co
Morgan Stanley

Banc of America Securities LLC
BNP Paribas Securities Corp
Citigroup Global Markets Inc
Deutsche Bank Securities Inc

(2)
Name of Issuer


MEDCO HEALTH SOLUTIONS
FISERV INC

EDISON INTERNATIONAL

COVIDIEN INTL FINANCE SA

(3)
Title of Security


MHS2 3/4 09/15/15
FISV 3 1/8 10/15

EIX3 3/4 09/15/17

COV 2.8 06/15/15

(4)
Date of Prospectus or First Offering
9/7/2010

9/14/2010



9/14/2010



6/21/2010

(5)
Amount of Total Offering ($)
      500,000,000

300,000,000



400,000,000



400,000,000

(6)
Unit Price


99.967

99.773



99.811



99.812

(7)
Underwriting Spread or Commission
0.600%

0.600%



0.625%



0.475%

(8)
Rating



Baa3/BBB+/BBB

Baa2/BBB-



Baa2/BBB-/BBB



Baa1/A/A

(9)
Maturity Date


9/15/2015

10/1/2015



9/15/2017



6/15/2015

(10)
Current Yield


2.751%

3.132%



3.757%



2.805%


(11)
Yield to Maturity


2.757%

3.174%



3.781%



2.841%

(12)
Subordination Features

Sr. Unsecured

Company Guarantee


Sr. Unsecured



Company Guarantee
*Rule 10f-3 procedures allow the Fund under certain conditions to purchase securities during the existence of an underwriting or selling syndicate, a principal underwriter of which is Goldman, Sachs & Co. or any of its affiliates or a principal underwriter of which is an officer, director, member of an advisory board, investment adviser or employee of Goldman Sachs Trust.

PROCEDURES PURSUANT TO RULE 10f-3 - Continued

(13)
Nature of Political Entity, if any,

N/A

including, in the case of revenue bonds, underlying entity supplying the revenue

(14)
Total Par Value of Bonds Purchased

2,700,000

(15)
Dollar Amount of Purchases ($)

2,699,109

(16)
Number of Shares Purchased


2,700,000

(17)
Years of Continuous Operation

The company has been in continuous (excluding municipal securities; see (25)(d) below) operation for greater than three years.

(18)
% of Offering Purchased by Fund

0.540%

(19)
% of Offering Purchased by


6.660%

all other GSAM-managed Portfolios and Accounts

(20)
Sum of (18) and (19)**


7.20%

(21)
% of Fund's Total Assets applied

0.26%


to Purchase


(22)
Name(s) of Underwriter(s) or


Deutsche Bank

Dealer(s) from whom Purchased

(23)
Is the Adviser, any Subadviser or any
person of which the Adviser or Subadviser is an "affiliated person", a Manager or Co-Manager of the Offering?


Yes_X__
No____


(24)
Were Purchases Designated as Group
Sales or otherwise allocated to
the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an "affiliated person"?


Yes____
No__X_

**May not exceed, when added to purchases of other investment companies advised by Goldman
Sachs Asset Management, L.P. ("GSAM") or Goldman
Sachs Asset Management International ("GSAMI"), and any other purchases by other accounts with respect to which GSAM or GSAMI has investment discretion if it exercised such investment discretion with respect to the purchase, 25% of the principal amount of the class of securities being offered, except that in the case of an Eligible
Rule 144A Offering this percentage may not exceed 25% of the total of (A) the principal amount of the class of securities being offered that is sold by underwriters or members of the selling syndicate to Qualified
Institutional Buyers ("QIBs") plus (B) the principal amount of the class of securities being offered in any concurrent offering.

PROCEDURES PURSUANT TO RULE 10f-3 - Continued

(25)
Have the following conditions been satisfied:

(a) The securities were part of an issue registered under the Securities Act of 1933, as amended, which is being offered to the public, or were U.S. government securities, asdefined in Section 2(a)(16) of the Securities Exchange Act of 1934,or were municipal securities as defined in Section 3(a)(29) of the Securities Exchange Act of 1934 or were securities sold in an Eligible Foreign Offering or were securities sold in an Eligible
Yes_X__
No____

Rule 144A Offering?
(b) The securities were purchased prior to the end of the first day on which any sales to the public were made, at a price that was not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase required by law to be granted to existing security holders of the issue) or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated.

Yes_X__
No____

(c) The underwriting was a firm commitment underwriting?




Yes_X__
No____


With respect to any issue of securities other than Eligible Municipal Securities, was the issuer of such secutrities to be purchased in continuous operation for not less than three years, including the operation of any predecessors; or with respect to any issue of Eligible Municipal Securities to be purchased, were the securities sufficiently liquid that they could be sold at or near their carrying value within a reasonably short period of time and either: (i) were subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues from which the issue is to be paid, had been in continuous operation for less than three years (including the operation of any predecessors) the securities were subject to a minimal or low amount of credit risk?

Yes_NA__
No____

Portfolio Manager


SC Goldman Sachs Short Duration Fund Account
 (the "Fund")
CUSIP: 0258M0DA4
Quarterly Report from Adviser for the Quarter Ending 9/30/2010

PROCEDURES PURSUANT TO RULE 10f-3*


Comparable Securities

(1)
Name of Underwriters

Citigroup Global Markets Inc
Deutsche Bank Securities Inc
Goldman Sachs & Co
RBS Securities Corp

BNP Paribas Securities Corp
BNY Mellon Capital Markets LLC
CastleOak Securities LP
Credit Suisse Securities USA LLC
Mitsubishi UFJ Securities USA Inc
Wells Fargo Securities LLC
Williams Capital Group LP
 Banc of America Securities LLC

 BB&T Capital Markets
 Deutsche Bank Securities Inc
 Fifth Third Securities Inc
 Lloyds TSB Bank PLC
 PNC Capital Markets

 CastleOak Securities LP
 Williams Capital Group LP

Bank of America Merrill Lynch
JP Morgan Securities
Morgan Stanley
Societe Generale

Deutsche Bank Securities Inc
JP Morgan
Santander Investment Securities In

(2)
Name of Issuer


AMER EXPRESS CREDIT CO
BANK OF AMERICA CORP

SOCIETE GENERALE

BANCO SANTANDER CHILE


(3)
Title of Security


AXP2 3/4 09/15/15
BAC 3.7 09/01/15

SOCGEN 3.1 09/15

SANT 3 3/4 09/15

(4)
Date of Prospectus or First Offering
9/8/2010

8/17/2010



9/7/2010



9/15/2010


(5)
Amount of Total Offering ($)
      2,000,000,000

1,500,000,000



1,000,000,000



500,000,000


(6)
Unit Price


99.416

99.876



99.968



99.716

(7)
Underwriting Spread or Commission
0.350%

0.350%



0.350%



0.400%


(8)
Rating



 A2/ BBB+/ A+

 A2/ A/ A+



Aa2/A+/A+



Aa3/A+AA-

(9)
Maturity Date


9/15/2015

9/1/2015



9/14/2015



9/15/2010

(10)
Current Yield


2.766%

3.705%



3.101%



3.761%

(11)
Yield to Maturity


2.876%

3.727%



3.107%



3.813%

(12)
Subordination Features

Sr. Unsecured

Sr. Unsecured



Sr. Unsecured



Sr. Unsecured

*Rule 10f-3 procedures allow the Fund under certain conditions to purchase securities during the existence of an underwriting or selling syndicate, a principal underwriter of which is Goldman, Sachs & Co. or any of its affiliates or a principal underwriter of which is an officer, director, member of an advisory board, investment adviser or employee of Goldman Sachs Trust.

PROCEDURES PURSUANT TO RULE 10f-3 - Continued

(13)
Nature of Political Entity, if any,

N/A

including, in the case of revenue
bonds,underlying entity supplying the
revenue

(14)
Total Par Value of Bonds Purchased

5,200,000

(15)
Dollar Amount of Purchases ($)

5,169,632

(16)
Number of Shares Purchased


5,200,000

(17)
Years of Continuous Operation

The company has been in continuous (excluding municipal securities; see (25)(d) below) operation for greater than three years.

(18)
% of Offering Purchased by Fund

0.260%

(19)
% of Offering Purchased by


3.490%

all other GSAM-managed Portfolios and Accounts


(20)
Sum of (18) and (19)**


3.75%

(21)
% of Fund's Total Assets applied

0.49%


to Purchase

(22)
Name(s) of Underwriter(s) or


Deutsche Bank

Dealer(s) from whom Purchased

(23)
Is the Adviser, any Subadviser or any
person of which the Adviser or Subadviser is an "affiliated person", a Manager or Co-Manager of the Offering?



Yes_X__
No____

(24)
Were Purchases Designated as Group
Sales or otherwise allocated to
the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an "affiliated person"?


Yes____
No__X_

**May not exceed, when added to purchases of other investment companies advised by Goldman Sachs Asset
Management, L.P. ("GSAM") or Goldman Sachs Asset
Management International ("GSAMI"), and any other purchases by other accounts with respect to which GSAM or GSAMI has investment discretion if it exercised such investment discretion with respect to the purchase, 25% of the principal amount of the class of securities being offered, except that in the case of an Eligible
Rule 144A Offering this percentage may not exceed 25% of the total of (A) the principal amount of the class of securities being offered that is sold by underwriters or members of the selling syndicate to Qualified
Institutional Buyers ("QIBs") plus (B) the principal amount of the class of securities being offered in any concurrent offering.

PROCEDURES PURSUANT TO RULE 10f-3 - Continued
(25)
Have the following conditions been satisfied:

(a) The securities were part of an issue registered under the Securities Act of 1933, as amended, which is being offered to the public, or were U.S. government securities, as defined in Section 2(a)(16) of the Securities Exchange
Act of 1934,or were municipal securities as  defined in
Section 3(a)(29)of the Securities Exchange Act of 1934 or were securities sold in an Eligible Foreign Offering or were securities sold in an Eligible

Yes_X__
No____


Rule 144A Offering?

(b) The securities were purchased prior to the end of the first day on which any sales to the public were made, at a price that was not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase required by law to be granted to existing security holders of the issue) or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated.

Yes_X__
No____


(c) The underwriting was a firm commitment underwriting?




Yes_X__
No____


With respect to any issue of securities other than Eligible Municipal Securities, was the issuer of such secutrities to be purchased in continuous operation for not less than three years, including the operation of any predecessors; or with respect to any issue of Eligible
Municipal Securities to be purchased, were the securities sufficiently liquid that they could be sold at or near their carrying value within a reasonably short period of time and either: (i) were subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues from which the issue is to be paid, had been in continuous operation for less than three years (including the operation of any predecessors) the securities were subject to a minimal or low amount of credit risk?

Yes_NA__
No____

Portfolio Manager